Commonwealth of Pennsylvania
                               Department of State
               To All to Whom These Presents Shall Come, Greeting:

     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment and restatement of the Articles of Incorporation in their entirety of a business corporation organized under or subject to the provisions of that Law; and

     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                    PENNSYLVANIA MANUFACTURERS CORPORATION

     Henceforth The "Articles," as defined in Article I of the Business Corporation Law, shall not include any prior documents;

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under authority of the Business Corporation Law, I do by these presents, which I have caused to be Sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 7th day of May in the year of our Lord one thousand nine hundred and eighty seven and of the Commonwealth the two hundred eleventh,


/s/ James J. Hagerty
- -----------------------------
Secretary of the Commonwealth

                         COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                              CORPORATION BUREAU


APPLICANT'S ACCT. NO.                          Filed this day of May 07 1987
DSCB: BCL-806 (REV. 8-72)                      Commonwealth of Pennsylvania
                              Department of State
                             /s/ James J. Hagerty
                         Secretary of the Commonwealth
                            (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation


In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

 Pennsylvania Manufacturers Corporation

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                            1021 West Eighth Avenue
                            -----------------------
                               (NUMBER) (STREET)

      King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
      (CITY)                                                  (ZIP CODE)

3. The statute by or under which it was incorporated is:

 Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

 /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

 Time: The 27th day of April, 1987

 Place: 925 Chestnut Street, Philadelphia, PA

 Kind and period of notice Written notice (Proxy Statement); 30 days

 / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          797,476 shares

     (b)  The number of shares entitled to vote was:
          797,476 shares

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:
          699,557 shares

     (b)  The number of shares voted against the amendment was:
          -0 against; 10,000 abstained

8. The amendment adopted by the shareholders, set forth in full, is as follows:

 See Exhibit A attached and incorporated by reference herein for the text of the Amended and Restated Articles of Incorporation of the Corporation.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 27th day of April, 1987.

                    PENNSYLVANIA MANUFACTURERS CORPORATION
                    --------------------------------------
                             (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
     (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
- -----------------------------------       ----------------------------------
  (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proof of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                    EXHIBIT A

  RESOLVED that, the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in their entirety as follows:

         AMENDED AND RESTATED ARTICLES OF INCORPORATION

     1. The name of the Corporation is Pennsylvania Manufacturers Corporation.

     2. The location and post office address of the registered office of the Corporation in this Commonwealth is 1021 West Eighth Avenue, King of Prussia, Pennsylvania 19406.

     3. The Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes: The Corporation shall have unlimited power to engage in and to do any or all lawful business for which corporations may be incorporated under the Act of Assembly approved May 5, 1933, P.S. 364, as amended, under which Act the Corporation is incorporated, including, without limitation of the foregoing, the power to manufacture, buy, sell, trade and generally deal in products, merchandise, goods and articles of any kind and description whatsoever.

     4. The term for which the Corporation is to exist is perpetual.

     5. The aggregate number of shares which the Corporation shall have the authority to issue is: Two Million (2,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Two Million (2,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

     A. Voting Rights and Powers. Except as otherwise required by the Pennsylvania Business Corporation Law or as otherwise provided in these Articles of Incorporation or the By-laws of the Corporation, with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of the outstanding shares of the Common Stock and the holders of any outstanding shares of the Class A Common Stock shall vote together without regard to class, and every holder of the outstanding shares of the Common Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of the Common Stock standing in his name, and every holder of any outstanding shares of the Class A Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Class A Common Stock standing in his name. In all elections for directors, each shareholder is entitled to cumulate his votes. With respect to any proposed amendment to these Articles of Incorporation which would increase or decrease the number of authorized shares of either the Common Stock or the Class A Common Stock, increase or decrease the par value of the shares of the Common Stock or the Class A Common Stock, or alter or change the powers, preferences, relative voting power or special rights of the shares of the Common Stock or the Class A Common Stock so as to affect it adversely, the approval of a majority of the votes entitled to be cast by the holders of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class A Common Stock voting together without regard to class as hereinbefore provided.

     B. Dividends and Distributions.

     (a) Cash Dividends. At any time shares of the Class A Common Stock are outstanding, as and when cash dividends may be declared by the Board of Directors, the cash dividend payable on shares of the Class A Common Stock shall in all cases be at least ten percent (10%) higher on a per share basis than the cash dividend payable on shares of the Common Stock.

     (b) Other Dividends and Distributions. Each share of the Common Stock and each share of the Class A Common Stock shall be equal in respect of rights to dividends (other than cash) and distributions, when and as declared, in the form of stock or other property of the Corporation, except that in the case of dividends or other distributions payable in stock of the Corporation, including distributions pursuant to stock split-ups or divisions, which occur after the date shares of the Class A Common Stock are first issued by the Corporation, only shares of the Common Stock shall be distributed with respect to the Common Stock and only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock.

     C. Other Rights. Except as otherwise required by the Pennsylvania Business Corporation Law or as otherwise provided in these Articles of Incorporation, each share of the Common Stock and each share of Class A Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

     D. Conversion of the Common Stock. Each share of Common Stock may at any time be converted at the election of the holder thereof into one fully paid and nonassessable share of Class A Common Stock. Any holder of shares of Common Stock may elect to convert any or all of such shares at one time or at various times in such holder's discretion. Such right shall be exercised by the surrender of the certificate representing each share of Common Stock to be converted to the agent for the registration for transfer of shares of Common Stock at its office, or to the Corporation at its principal executive offices, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the transfer agent or by the Corporation) by instruments of transfer, in form satisfactory to the transfer agent and to the Corporation, duly executed by such holder of his duly authorized attorney. The issuance of a certificate or certificates for shares of Class A Common Stock upon conversion of shares of Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of Common Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect of any such transfer, or shall establish to the satisfaction of the transfer agent or of the Corporation that such tax has been paid. As promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of Common Stock and the payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be irrevocable and shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of Common Stock (if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of such shares of Common Stock shall cease at such time, and the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of Common Stock; provided, however, that if any shares of Common Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of Common Stock but prior to such payment, the registered holder of such shares at the close of business on such record date shall be entitled to receive the cash or stock dividend or the distribution payable to holders of the Common Stock. The Corporation shall at all times reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of Common Stock, such number of shares of Class A Common Stock as may be issuable upon the conversion of all such outstanding shares of Common Stock, provided, the Corporation may deliver shares of Class A Common Stock which are held in the treasury of the Corporation for shares of Common Stock to be converted. If any shares of Class A Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. All shares of Class A Common Stock which may be issued upon conversion of shares of Common Stock will, upon issue, be fully paid and nonassessable.

     6. Except with respect to shares, rights, options and other securities of the Corporation that are issued or granted in connection with any stock purchase plan, stock option plan or other similar benefit plan that has been approved by the holders of a majority of the Corporation's outstanding Common Stock, the holders of Common Stock of the Corporation shall be entitled, as such, as a matter of right, to subscribe for and to purchase any part of any new or additional issue of Common Stock, any rights or options to purchase Common Stock, or any securities convertible into, exchangeable for or carrying rights or options to purchase Common Stock, whether now or hereafter authorized, but only in those instances in which such shares of Common Stock, rights or options to purchase Common Stock are issued for a consideration consisting solely of money. In the event of the issuance of such shares or other securities solely for money, the preemptive right herein granted shall only be an opportunity to acquire such shares or other securities under such terms and conditions as the Board of Directors shall fix. The preemptive right herein granted shall not apply in any respect to the Corporation's Class A Common Stock, and holders of such Class A Common Stock, as such, shall have no preemptive rights.

               Commonwealth of Pennsylvania
                 Department of State
        To All to Whom These Presents Shall Come, Greeting:

     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law; and

     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                    PENNSYLVANIA MANUFACTURERS CORPORATION

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 27th day of April in the year of our Lord one thousand nine hundred and eighty eight and of the Commonwealth the two hundred twelfth.


/s/ James J. Hagerty
- -----------------------------
Secretary of the Commonwealth
pjd


DSCB-21 (7-73)

               COMMONWEALTH OF PENNSYLVANIA
                  DEPARTMENT OF STATE
                  CORPORATION BUREAU


                           Filed this day of April 27 1988
                           Commonwealth of Pennsylvania
                           Department of State
                           /s/ James J. Hagerty
                           Secretary of the Commonwealth
                            (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation

In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

      Pennsylvania Manufacturers Corporation


2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                            1021 West Eighth Avenue
                            -----------------------
                               (NUMBER) (STREET)

      King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
      (CITY)                                                  (ZIP CODE)


3. The statute by or under which it was incorporated is:

      Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

 /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

 Time: The 25th day of April, 1988

 Place: 925 Chestnut Street, Philadelphia, PA

 Kind and period of notice Written notice (proxy statement); 30 days

 / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:
          749,605 shares of Common Stock and 206,511 shares of Class A Common Stock.

     (b)  The number of shares entitled to vote was:
          749,605 shares of Common Stock (entitled to cast ten votes per share) and 206,511 shares of Class A Common Stock (entitled to cast one vote per share).

7. In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was: 652,403 shares of Common Stock and 184,675 shares of Class A Common Stock.

     (b) The number of shares voted against the amendment was: 11,680 shares of Common Stock and 2,336 shares of Class A Common Stock.

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     RESOLVED, that the first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in its entirety as follows:

     5. The aggregate number of shares which the Corporation shall have authority to issue is: Ten Million (10,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 25th day of April, 1988.

                    PENNSYLVANIA MANUFACTURERS CORPORATION
                    --------------------------------------
                             (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
     (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
- -----------------------------------       --------------------------------
  (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania
                               Department of State
               To All to Whom These Presents Shall Come, Greeting:

     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P.L. 364, as amended, the Department of State is authorized and required to issue a

                           CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law; and

     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                    PENNSYLVANIA MANUFACTURERS CORPORATION

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

     Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 24th day of April in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred thirteenth.


/s/ James J. Hagerty
------------------------------
Secretary of the Commonwealth
cas


DSCB-21 (7-73)

               COMMONWEALTH OF PENNSYLVANIA
                  DEPARTMENT OF STATE
                  CORPORATION BUREAU


                           Filed this day of April 24 1989
                           Commonwealth of Pennsylvania
                           Department of State
                           /s/ James J. Hagerty
                           Secretary of the Commonwealth
                            (Box for Certification)

Articles of
Amendment--
Domestic Business Corporation


In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L.364) (15 P.S. SS.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

      Pennsylvania Manufacturers Corporation


2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                            1021 West Eighth Avenue
                            -----------------------
                               (NUMBER) (STREET)

      King of Prussia                   Pennsylvania               19406
     --------------------------------------------------------------------
      (CITY)                                                  (ZIP CODE)


3. The statute by or under which it was incorporated is:

      Act of May 5, 1933, P.L. 364, as amended

4. The date of its incorporation is: February 23, 1982

5. (Check, and if appropriate, complete one of the following):

 /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

 Time: The 17th day of April, 1989

 Place: 925 Chestnut Street, Philadelphia, PA

 Kind and period of notice Written notice (proxy statement); 31 days

 / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a) The total number of shares outstanding was: 805,275 shares of Common Stock and 220,725 shares of Class A common Stock.

     (b) The number of shares entitled to vote was: 805,275 shares of Common Stock (entitled to cast ten votes per share) and 220,725 shares of Class A Common Stock (entitled to cast one vote per share).

7. In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was: 720,853 shares of Common Stock and 196,822 shares of Class A Common Stock.

     (b) The number of shares voted against the amendment was: 10,000 shares of Common Stock and 2,000 shares of Class A Common Stock.

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     RESOLVED, that the first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation shall be amended and restated in its entirety as follows:

     5. The aggregate number of shares which the Corporation shall have authority to issue is: Twenty Million (20,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Twenty Million (20,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock").

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 17th day of April, 1989.

                    PENNSYLVANIA MANUFACTURERS CORPORATION
                    --------------------------------------
                             (NAME OF CORPORATION)
Attest:

By: /s/ David L. Johnson                  By: /s/ Frederick W. Anton
    -------------------------------           ---------------------------------
     (SIGNATURE)                                   (SIGNATURE)

David L. Johnson, Secretary               Frederick W. Anton, III, President
------------------------------------      ----------------------------------
  (TITLE; SECRETARY,                             (TITLE; PRESIDENT,
ASSISTANT SECRETARY, ETC.)                        VICE PRESIDENT, ETC.)


(CORPORATE SEAL)


INSTRUCTIONS FOR COMPLETION OF FORM

A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.   Any necessary governmental approvals shall accompany this form.

C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION


     In compliance with the requirements of 15 Pa. C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is Pennsylvania Manufacturers Corporation

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 1021 West Eighth Avenue     King of Prussia  Pennsylvania  19046  Montgomery
    ----------------------------------------------------------------------------
      Number and Street             City             State       Zip    County

(b) c/o:
     ---------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                       County



For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Act of Assembly approved May 5, 1933, P.S. 364

4.   The date of its incorporation is: February 23, 1982

5.   (Check, and if appropriate complete, one of the following):

     X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

  __ The amendment shall be effective on _________________ at _______________
                                               Date                Hour

6. (Check one of the following):

     X The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

  __ The amendment was adopted by the board of directors pursuant to 15 Pa.
    C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

 __ The amendment adopted by the corporation, set forth in full, as follows:


 X The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

 __ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 22nd day of April 1991.


                    PENNSYLVANIA MANUFACTURERS CORPORATION
                    ---------------------------------------
                             (Name of Corporation)

                    BY:  /s/ Frederick W. Anton, III
                       -------------------------------
                             Frederick W. Anton, III

                    TITLE: President
                          -----------------

                                   EXHIBIT A

                          TO ARTICLES OF AMENDMENT OF

                    PENNSYLVANIA MANUFACTURERS CORPORATION

  The first full paragraph of Article 5 of the Articles of Incorporation of Pennsylvania Manufacturers Corporation is amended and restated to read in its entirety as follows:


          "5. The aggregate number of shares which the Corporation shall have authority to issue is: Forty Million (40,000,000) shares of Common Stock, $5.00 par value per share (the "Common Stock"), and Forty Million (40,000,000) shares of Class A Common Stock, $5.00 par value per share (the "Class A Common Stock")."

                   STATEMENT OF CHANGE OF REGISTERED OFFICE


Indicate type of entity (check one)

 X  Domestic Business Corporation (15 PA.C.S. ss. 1507)
---
    Foreign Business Corporation (15 PA.C.S. ss. 4144)
---
    Domestic Nonprofit Corporation (15 PA.C.S. ss. 5507)
---
    Foreign Nonprofit Corporation (15 PA.C.S. ss. 6144)
---
    Domestic Limited Partnership (15 PA.C.S. ss. 8506)
---

  In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is:

   Pennsylvania Manufacturers Corporation
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

 (a) 1021 W. Eighth Avenue, King of Prussia     PA     19406      Montgomery
     ------------------------------------------------------------------------
     Number and Street           City          State    Zip         County

 (b) c/o:
         --------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

 For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

 (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

    380 Sentry Parkway       Blue Bell         PA   19422-0754   Montgomery
    ------------------------------------------------------------------------
    Number and Street           City          State    Zip         County

 (b) The registered office of the corporation or limited partnership shall be provided by:

    c/o:
         --------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

 For a corporation or a limited partnership represented by a commercial registered office provider, the count in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

 IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 14 day of September, 1974.
 ---        ---------  ----


                                       Pennsylvania Manufacturers Corporation
                                       ----------------------------------------
                                       (Name of Corporation/Limited Partnership)


                                       BY: /s/ Robert Gaffney
                                           ------------------------------------
                                                      (Signature)

                                       TITLE: Secretary
                                              ---------------------------------

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION


  In compliance with the requirements of 15 Pa.C.S. (section) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Pennsylvania Manufacturers Corporation
                                     ------------------------------------------

--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

  (a) The PMA Building, 380 Sentry Parkway   Blue Bell  PA  19422 Montgomery
      -----------------------------------------------------------------------
      Number and Street                         City   State  Zip    County

  (b) c/o  N/A
        -----------------------------------------------------------------------
        Name of Commercial Registered Office Provider                  County

  For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is: Act of May 5, 1934,
                                  P.L. 364, as amended
                                  --------------------

4.   The date of its  incorporation is: February 23, 1982
                    ---------------------------------------

5.   (Check, and if appropriate complete, one of the following):

  X    The amendment shall be effective upon filing these Articles of
  ---   Amendment in the Department of State.

  ---   The amendment shall be effective on:               at
                                              --------------    ---------------
                                                    Date              Hour

6.   (Check one of the following):

  X     The amendment was adopted by the shareholders (or members) pursuant to
  ---   15 Pa.C.S. (section) 1914(a) and (b).

  --- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. (section) 1914(c).

7.    (Check, and if appropriate, complete one of the following):

  X     The amendment adopted by the corporation, set forth in full,
  ---   as follows:
     Article 7, the full text of which is set forth in its entirety below, is hereby added to the Amended and Restated Articles of Incorporation of the Corporation:

  "7. Subchapters E, F, G, H, I and J of Chapter 25 and Sections 2538 and 2539 of Subchapter D of Chapter 25 of the Pennsylvania Business Corporation Law of 1988, as amended, shall not be applicable to the Corporation."

  ---   The amendment adopted by the corporation is set forth in full in
     Exhibit A attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

       The restated articles of Incorporation supercede the original --- Articles and all amendments thereto.

  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
  25th      day of      June     , 1997.
 ----------          -----------   ----


                    Pennsylvania Manufacturers Corporation
                    --------------------------------------
                             (Name of Corporation)

                    BY: /s/ Francis W. McDonnell
                       -----------------------------------
                               (Signature)

                        Francis W. McDonnell, Senior Vice President,
                    TITLE:  Chief Financial Officer and Treasurer
                        ----------------------------------------------

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 91)


      In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: PENNSYLVANIA MANUFACTURERS CORPORATION
                                   --------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) The PMA Building, 380 Sentry Parkway,
                              Blue Bell,   Pennsylvania  19422-2328   Montgomery
       -------------------------------------------------------------------------
       Number and Street          City         State        Zip         County
   (b) c/o: N/A
       -------------------------------------------------------------------------
       Name of Commercial Registered Office Provider                    County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is:
     Act of May 5, 1933, P.L. 364, as amended
     ----------------------------------------

4. The date of its incorporation is: February 23, 1982
                                     -----------------

5. (Check, and if appropriate complete, one of the following):

   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

X  The amendment shall be effective on: December 7, 1998 at 12:01 a.m.
                                        ----------------    ---------
                                              Date             Hour
6. (Check one of the following):

   The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. (S) 1914(a) and (b).

X  The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
(S) 1914(c).

7. (Check, and if appropriate complete, one of the following):

X  The amendment adopted by the corporation, set forth in full, is as follows:

      Resolved, that Article I of the Articles of Incorporation of the Corporation is hereby amended in its entirety, to read as follows:
      "I.  The name of the Corporation is: PMA Capital Corporation."

   The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 91)-2


8. (Check if the amendment restates the Articles):

   The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
1st day of December, 1998.
-------------------------


                                  Pennsylvania Manufacturers Corporation
                                  --------------------------------------
                                           (Name of Corporation)

                                  BY: /s/ Francis W. McDonnell
                                      ----------------------------------
                                              (Signature)

                                         Francis W. McDonnell,
                                  TITLE: Senior Vice President, Chief Financial
                                         Officer and Treasurer
                                         -------------------------------

Microfilm Number              Filed with the Department of State on DEC 07 1998
                -----------                                         ------------

Entity Number 742680                     /s/ Kim Pizzingrilli
              -------                   ---------------------------------------
                                        ACTING    Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

 X  Domestic Business Corporation (15 PA.C.S. ss. 1507)
---
    Foreign Business Corporation (15 PA.C.S. ss. 4144)
---
    Domestic Nonprofit Corporation (15 PA.C.S. ss. 5507)
---
    Foreign Nonprofit Corporation (15 PA.C.S. ss. 6144)
---
    Domestic Limited Partnership (15 PA.C.S. ss. 8506)
---

  In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is:

   PMA Capital Corporation
   ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

 (a) The PMA Building,
     380 Sentry Parkway    Blue Bell  Pennsylvania  19422-2328   Montgomery
     --------------------------------------------------------------------------
     Number and Street       City        State         Zip         County

 (b) c/o:
         --------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

 For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

 (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

    1735 Market Street,
    Suite 2800            Philadelphia  Pennsylvania  19103-7590  Philadelphia
    --------------------------------------------------------------------------
    Number and Street        City          State         Zip         County

 (b) The registered office of the corporation or limited partnership shall be provided by:

    c/o:
         --------------------------------------------------------------------
         Name of Commercial Registered Office Provider              County

 For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

 IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 7th day of December, 1998.
 ---        ---------  ----


                                       PMA Capital Corporation
                                       ----------------------------------------
                                       (Name of Corporation/Limited Partnership)


                                       BY: /s/ Francis W. McDonnell
                                           ------------------------------------
                                                      (Signature)

                                       TITLE: Francis W. McDonnell,
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer
                                              ---------------------------------

Microfilm Number
                --------------------

Filed with the Department of State on   April 24, 2000
                                       -----------------


Entity Number
                --------------------


-------------------------------
Secretary of the Commonwealth


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 91)


         In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: PMA Capital Corporation
                                   ------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) 1735 Market Street, Suite 2800  Philadelphia PA 19103-7590 Philadelphia
         -----------------------------------------------------------------------
          Number and Street                 City     State  Zip         County

     (b) c/o __________________________________________________________________:
             Name of Commercial Registered Office Provider              County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business
                                                         -----------------------
Corporation Law, Act of May 5, 1933, P.L. 364, as amended
---------------------------------------------------------

4. The date of its incorporation is: February 23, 1982
                                     -----------------

5.  (Check, and if appropriate complete, one of the following):

--- The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

X    The amendment shall be effective on: April 24, 2000 at 5:00 P.M.
---                                       --------------    ---------
                                              Date             Hour
6.  (Check one of the following):

X    The amendment was adopted by the shareholders  (or members)  pursuant to 15
---  Pa., C.S.ss.1914(a) and (b).

--- The amendment was adopted by the board of directors pursuant to 15 Pa. C.S.ss.1914(c).


7.  (Check, and if appropriate complete, one of the following):

     The amendment adopted by the corporation, set forth in full, is as follows:
---

X    The amendment  adopted by the corporation is set forth in full in Exhibit A
---  attached hereto and made a part hereof.

DSCB:15-1915 (Rev 91)-2

8.  (Check if the amendment restates the Articles):

     The restated Articles of Incorporation supersede the original Articles and --- all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 24th day of
                                                                     ----
April 2000 .
----------


                                     PMA Capital Corporation
                                     ----------------------------------
                                          (Name of Corporation)

                                     BY:    /s/ Charles A. Brawley, III
                                            ---------------------------
                                                     (Signature)
                                                Charles A. Brawley, III

                                     TITLE: Vice President -Corporate Counsel

                                    EXHIBIT A

            ARTICLES OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
           ----------------------------------------------------------

                    INCORPORATION OF PMA CAPITAL CORPORATION
                    ----------------------------------------

     Article 6 of the Amended and Restated Articles of Incorporation of PMA Capital Corporation (the "Corporation") is deleted in its entirety and Article 5 thereof is amended and restated to read in its entirety as follows:

         5. The aggregate number of shares which the corporation shall have authority to issue is: Forty Million (40,000,000) shares of Class A Common Stock, $5.00 par value per share ("Class A Common Stock") and Two Million (2,000,000) shares of Preferred Stock $.01 par value per share ("Preferred Stock").

              A.  Class A Common Stock

                  Except as otherwise required by the Pennsylvania Business
              Corporation Law or as otherwise provided in these Articles of Incorporation, with respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, every holder of any outstanding shares of the Class A Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Class A Common Stock standing in his name. In all elections for directors, holders of Class A Common Stock shall not be entitled to cumulate their votes.

              B.  Conversion of the Common Stock.

                  Each share of Common Stock, $5.00 par value per share ("Common
              Stock"), shall automatically, and without any action by the holder thereof, effective as of 5 p.m. (Eastern Time) on the date of the filing of these Articles of Amendment with the Pennsylvania Department of State ("Effective Time"), be converted into one fully paid and nonassessable share of Class A Common Stock. The issuance of a certificate or certificates for shares of Class A Common Stock, if requested by the holder thereof by reason of the foregoing conversion of shares of Common Stock, shall be made without charge. As of the Effective Time, the holder of any shares of Common Stock shall be treated for all purposes as having become the holder of the identical number of shares of Class A Common Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made by reason of the foregoing conversion of shares of Common Stock; provided, however, that if any shares of Common Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of Common Stock but prior to such payment, the registered holder of such shares at the close of business on such record date shall be entitled to receive the cash or stock dividend or the distribution payable to holders of the Common Stock.

              C. Preferred Stock

                   (1) The Preferred Stock may be issued from time to time in one or more series by action of the Board of Directors of the Corporation. The Board of Directors of the Corporation shall have the full authority permitted by the Pennsylvania Business Corporation Law to establish by resolution one or more series, to determine the designation and the number of shares constituting each such series and to determine the voting rights, preferences, limitations, conversion rights and special or relative rights of any series of the Preferred Stock that may be desired. Except as otherwise provided in the terms of any series of the Preferred

               Stock and subject to the limitation on the total number of shares of Preferred Stock that the Corporation has authority to issue hereunder, the Board of Directors of the Corporation is also authorized to increase or decrease the number of shares of any series, subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolutions originally fixing the number of shares of such series. Without limiting the generality of the foregoing, the Board of Directors of the Corporation shall have full authority with respect to:

                      (a) the designation of the series and the number of shares to constitute each series;

                      (b) the dividend rate on the shares of each series, any
                  conditions on which and times at which dividends are payable, whether dividends shall be cumulative, and the preference or relation (if any) with respect to such dividends (including possible preferences over dividends on the Class A Common Stock or any other class or classes or series of stock);

                      (c) whether the series will be redeemable (at the option
                  of the Corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property or rights, including securities of the Corporation or another corporation;

                      (d) the terms and amount of any sinking, retirement or purchase fund;

                      (e) the conversion or exchange rights (at the option of
                  the Corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange price and other terms of conversion or exchange;

                      (f) the voting rights, if any (other than any voting rights that the Preferred Stock may have as a matter of law);

                      (g) any restrictions on the issue or reissue or sale of additional Preferred Stock;

                      (h) the rights of the holders upon voluntary or
                  involuntary liquidation of the Corporation (including preferences, if any, over the Class A Common Stock or any other class or classes or series of stock);

                      (i) the preemptive rights, if any, to subscribe to additional issues of stock or securities of the Corporation; and

                      (j) such other special rights and privileges, if any, for
                  the benefit of the holders of the Preferred Stock, as shall not be inconsistent with provisions of these Articles of Incorporation.

                   (2) All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of each series shall be of equal rank and shall be identical in all respects except that any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraph 5.C.(1) hereof.

Microfilm Number
                --------------------

Filed with the Department of State on   May 3, 2000
                                       ------------


Entity Number
                --------------------


-------------------------------
Secretary of the Commonwealth

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1522 (Rev 90)


         In compliance with the requirements of 15 Pa.C.S. ss. 1522(b) (relating to statement with respect to shares), the undersigned corporation, desiring to state the designation and voting rights, preferences, limitations, and special rights, if any, of a class or series of its shares, hereby states that:

1. The name of the corporation is: PMA Capital Corporation
                                   ------------------------

2.  (Check and complete one of the following):

     The resolution amending the Articles under 15 Pa.C.S.ss.  1522(b) (relating
-- to divisions and determinations by the board), set forth in full, is as follows:







X    The  resolution  amending the Articles  under 15 Pa.C.S.ss.  1522(b) is set
--   forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under 15 Pa.C.S.ss. 1522 or corresponding provisions of prior law with respect thereto, and (c) any other provision of the Articles is 2,000,000
                                                                       ---------
     shares of preferred stock and 40,000 shares of Series A Junior Participating Preferred Stock.

4. The resolution was adopted by the Board of Directors or an authorized committee thereof on: May 3, 2000
                          -------------

5.  (Check, and if appropriate complete, one of the following):

     The resolution shall be effective upon the filing of this statement with respect to shares in the Department of State.

X    The amendment shall be effective on: May 3, 2000 at 5:00 P.M.
--                                        -----------    ---------
                                              Date          Hour

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer thereof this 3rd day of May, 2000.

                                   PMA Capital Corporation
                                   ----------------------------------
                                        (Name of Corporation)

                                   BY:    /s/ Charles A. Brawley, III
                                          ---------------------------
                                                   (Signature)
                                              Charles A. Brawley, III

                                   TITLE: Vice President and Corporate Counsel

                                    EXHIBIT A

                                   ATTACHED TO

         STATEMENT WITH RESPECT TO SHARES-DOMESTIC BUSINESS CORPORATION
         --------------------------------------------------------------

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                             PMA CAPITAL CORPORATION

          ESTABLISHING GENERAL TERMS OF PREFERRED STOCK AND DESIGNATING
                          FIRST SERIES THEREOF ENTITLED
                 "SERIES A JUNIOR PARTICIPATING PREFERRED STOCK"

         A.       General Terms of Preferred Stock
                  --------------------------------

         RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of PMA Capital Corporation (herein called the "Corporation") by
Article 5 of the Amended and Restated Articles of Incorporation of the Corporation, ("Articles of Incorporation") the Board of Directors hereby fixes and determines the number of shares and the voting rights, designations, preferences, limitations and special rights applicable to all shares of all series of the class of stock hereby designated as the "Preferred Stock" as follows:

         Section 1. General. The class of Preferred Stock shall consist of 2,000,000 shares, par value $.01 per share. The shares of Preferred Stock may be divided into and issued in series from time to time. All shares of any particular series Preferred Stock shall be identical to all other shares of that series. Except as otherwise subordinated in a resolution or resolutions of the Board of Directors creating a series of the Preferred Stock (any such resolution referred to hereinafter as an "Adopting Resolution"), all shares of Preferred Stock of all series shall rank ratably as to dividends and assets according to the respective rates and amounts provided in this resolution and in any Adopting Resolution.

         B.      Specific Terms of Series A Junior Participating Preferred Stock
                 ---------------------------------------------------------------

         RESOLVED, that pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article 5 of the Articles of Incorporation, the Board of Directors hereby fixes and determines the number of shares and the voting rights, designations, preferences, limitations and special rights of shares of a series of Preferred Stock, by establishing and designating such series as follows:

         Section 1. Designation. There shall be a series of Preferred Stock which shall consist of 40,000 shares and designated as the "Series A Junior Participating Preferred Stock" (such series being herein called the "Series A Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

         Section 2.        Definitions.
                           ------------

         (A) The term "Common Stock" as used in this resolution shall be deemed to mean the Class A Common Stock of the Corporation and stock of the Corporation of any class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage.

         (B) The term "Dividend Parity Stock" as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking equally therewith as to the payment of dividends. The term "Liquidation Parity Stock" as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking equally therewith as to distribution of assets upon liquidation.

         (C) The term "Junior Stock" as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean the Common Stock and all other stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation.

         (D) The term "Senior Stock" as used in this resolution with respect to Series A Preferred Stock shall be deemed to mean all other stock of the Corporation ranking senior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation.

         Section 3.        Dividends and Distributions.
                           ---------------------------

                  (A) Subject to the rights of the holders of any shares of any class of Senior Stock, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other Junior Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 10th day of January, April, July and October in each year (or, in each case if not a date the Corporation is open for business, the next date on which the Corporation is so open) (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, one thousand times the aggregate per share amount of all cash dividends, and one thousand times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment

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

         of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this
         Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 90 days prior to the date fixed for the payment thereof.

         Section 4. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which

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

         is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event; provided, however, that in no event shall any share of Series A Preferred Stock have more than one thousand votes per share.

                  (B) Except as otherwise provided herein, in any other Adopting Resolution, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                  (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 5.        Certain Restrictions.
                           --------------------

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in
         Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (1) declare or pay dividends or make any other
                  distributions, on any shares of Junior Stock;

                           (2) declare or pay dividends, or make any other
                  distributions, on any shares of Dividend Parity Stock, except dividends paid ratably on the Series A Preferred Stock and all such Dividend Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (3) redeem or purchase or otherwise acquire for
                  consideration shares of any Junior Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other class of Junior Stock; or

                           (4) redeem or purchase or otherwise acquire for
                  consideration any shares of Series A Preferred Stock, or any shares of Dividend Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.



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
                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

         Section 6. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Adopting Resolution creating another series of Preferred Stock or as otherwise required by law.

         Section 7.        Liquidation, Dissolution or Winding Up.
                           --------------------------------------

         (A) Upon any liquidation, dissolution or winding up (collectively a "Liquidation") of the Corporation, no distribution shall be made (1) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision of adjustment hereinafter set forth, equal to one thousand times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of Dividend Parity Stock, except distributions made ratably on the Series A Preferred Stock and all such Dividend Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon Liquidation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) None of the following shall be considered a Liquidation within the meaning of this section:

          (1) a consolidation or merger of the Corporation with or into any other corporation;

          (2)  a merger of any other corporation into the Corporation;

          (3)  a reorganization of the Corporation;

          (4) the purchase or redemption of all or part of the outstanding shares of any class or classes of the Corporation;

          (5) a sale or transfer of all or any part of the assets of the Corporation;

          (6)  a share exchange to which the Corporation is a party; or

          (7)  a division of the Corporation

         Section 8. Consolidation, Merger etc. In case the Corporation shall enter into any consolidation, merger, division, share exchange, business combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or a combination thereof, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand times the aggregate amount of stock, securities, cash or any other property, or a combination thereof (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 9. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

         Section 10. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, junior to all other classes of Preferred Stock (and series thereof) of the Corporation, whether now or hereafter authorized.

         Section 11. Amendment. The Articles of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
PH3-638400-8


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